AGREEMENT
     BE IT KNOWN that on this ___ day of ___, 2007 but effective the 18th day of November, 2006 (“Effective Date”) personally came and appeared:
Thomas A. Barfield, Jr. (hereinafter referred to as “Barfield”), a resident of lawful age of the Parish of East Baton Rouge, State of Louisiana, whose mailing address is 7445 Richards Drive, Baton Rouge, LA 70809,
THE SHAW GROUP INC. and its subsidiaries and affiliates (hereinafter collectively referred to as “SHAW” or the “Company”), a Louisiana business corporation with its principal place of business at 4171 Essen Lane, Baton Rouge, Louisiana 70809 appearing herein through its duly authorized agent and representative;
Who stated that:
     WHEREAS, the instant document is referred to herein as “Agreement”; and
     WHEREAS, BARFIELD has been employed by SHAW, with terms and conditions of his employment set forth in that Employment Agreement dated October 04, 2002, but effective July 10, 2002(“Employment Agreement”);
     WHEREAS, BARFIELD and the Company desire to establish terms and conditions under which BARFIELD will provide consulting services to Shaw and to resolve certain outstanding issues under the Employment Agreement ; and
     WHEREAS, this Agreement shall govern the terms and conditions for BARFIELD’s Agreement to consult and BARFIELD’s resignation, the resolution of any claims and disputes between the parties arising from the Employment Agreement or in any way related to BARFIELD’s employment, all as more fully set forth below.

     NOW THEREFORE IT IS AGREED, CONTRACTED, COVENANTED AND DECLARED THAT:
1.	AGREEMENT TO CONSULT, COMPENSATION FOR CONSULTING AND SETTLEMENT OF RELEASED CLAIMS
     As consideration for the mutual obligations of BARFIELD and SHAW, all amounts BARFIELD may claim to be entitled as a result of his Employment Agreement and employment with SHAW up to the Effective Date, and for release of all claims as set forth in Paragraph 3 and Paragraph 4, SHAW and BARFIELD agree as follows:
a.	BARFIELD’s Employment Agreement is terminated as of the close of business on the day prior to the Effective Date.
b.	Beginning on the Termination Date and until November 18, 2008 (the “Consulting Period”), BARFIELD agrees to provide, in a reasonably timely and efficient manner, advice and assistance to SHAW related to its operations about which he has particular and intimate knowledge and familiarity, for which he is reasonably requested from time to time in writing by an executive officer of SHAW (“Consulting Services”) as needed by SHAW, but, unless BARFIELD shall otherwise expressly consent in writing, not to exceed the number of hours set forth below for the periods indicated and not to involve travel beyond a 50-mile radius of Baton Rouge, Louisiana without Barfield’s consent; which shall not be unreasonably withheld:
i) From the Effective Date through May 18, 2007, up to 20 hours per week,

ii) From May 19, 2007 through November 18, 2007, up to 10 hours per week,

iii) From November 19, 2007 through November 18, 2008, up to10 hours per month.
There shall be no carryover of unused hours from any week or month to any subsequent period. BARFIELD is permitted to accept full-time or other employment (not otherwise prohibited by his Noncompetition Agreement) during the Consulting Period as long as his employer authorizes him to devote the above number of hours to his Consulting Services for SHAW.
c.	SHAW shall pay BARFIELD during the Consulting Period, as follows: i) for the period November 19, 2006 through November 18, 2007, the amount of $54,166.66 per month; and ii) for the period November 19, 2007 through November 18, 2008, the amount of $27,083.33 per month in each case payable on the first day of each month. Any costs and all reasonable expenses associated with such consulting shall be reimbursed by Shaw and shall include reasonable reimbursement for the costs of office space and for an administrative assistant, not to exceed $1,000 per month, and one personal computer.
d.	If BARFIELD provides Consulting Services to SHAW for more than the applicable number of hours set forth in b (i)—b (iii) during any such period, he shall be entitled to additional compensation at the rate agreed with respect to those additional hours or, if no rate has been agreed with respect to such hours, then at the rate of $250 per hour, in each case payable by SHAW to BARFIELD within thirty days of the date on which he submits an invoice for such additional hours.
e.	BARFIELD will, as a consultant, continue to participate in the Company’s health and medical benefit programs, including Exec-U-Care, according to Plan provisions and shall be responsible for payment of any applicable premiums to the same extent as if he were an employee. If Exec-U-Care, or any other health or medical benefit program does not itself permit BARFIELD to participate, the Company will provide equivalent benefits, and Barfield shall contribute to any applicable premiums in the same amount as he would as an employee participating in an employee plan. In the event it is available, and not otherwise prohibited by law, BARFIELD will be permitted to elect COBRA coverage upon ceasing to serve as a consultant, with the same effect as if the termination of his consultancy were the same as a termination of his employment.
BARFIELD agrees that should he accept other employment during the Consulting Period, other than self-employment, where he is eligible to participate in that employer’s benefit programs, BARFIELD will no longer be eligible to participate in SHAW’S benefits, except to the extent that the SHAW benefits exceed those of that employer.
f.	BARFIELD further agrees to make himself reasonably available to the Company during the Consulting Period, upon its written request, in any pending or future governmental or regulatory investigation, civil or administrative proceeding or arbitration, subject to any testimonial privileges he may have. Any time spent in connection with compliance with this part shall not be counted toward the hours set forth in b (i)-(iii) above, and there shall be no additional compensation payable for any time spent in compliance with this subpart. However, the Company will reimburse BARFIELD for all reasonable costs and expenses, including legal fees and expenses, incurred by him in connection with any such proceeding or arbitration; and nothing herein shall modify or limit BARFIELD’s entitlement to indemnification under any of the Indemnification Provisions.
g.	BARFIELD shall also be allowed to retain his furniture, artwork, and miscellaneous decorative items, which shall be removed from his office by December 15, 2006, or later with the Company’s consent.
h.	BARFIELD acknowledges and agrees that no further vesting of any long term incentive awards previously granted to him in his status as an employee will occur as a result of his status as a consultant during the Consulting Period. Notwithstanding the preceding, BARFIELD will retain the right to exercise any long term incentive awards vested as of the Termination Date, according to the relevant plan.
i.	BARFIELD shall be entitled to defense and indemnity from SHAW, including the advancement of expenses for any action against BARFIELD which may arise at any time related to or arising out of his service as a consultant of the Company including, without limitation, actions that arise due to allegations of negligence or gross negligence or other fault of BARFIELD, but excluding those that are determined by a final judgment of a court (or arbitration panel) to result from his gross negligence, his willful misconduct or bad faith.
j.	If, during the Consulting period, BARFIELD complies in all material respects with the provisions of this Agreement, including the provisions of Sections 1 (b) and 7 (a), and the Nondisclosure and Noncompetition Agreement of even date between Barfield and the Company, the Company shall pay BARFIELD the sum of $1 million, payable in a lump sum within 15 days of the expiration of the Consulting Period. At any time prior to the making of such payment BARFIELD may request acknowledgment from the Company in writing that his employment or other activity is not in violation of the provisions of this Agreement or the Nondisclosure and Noncompetition Agreement , specifying the details of such employment or activity, and such acknowledgment shall thereafter be binding upon the Company.

k.	BARFIELD will execute such standard documentation as is reasonably requested by SHAW relating to his status as a consultant, provided that such documentation is of a type that SHAW requests from its consultants generally and does not modify any rights or obligations of BARFIELD under this Agreement, the Nondisclosure and Noncompetition Agreement or the Indemnification Provisions.
2.	SCOPE OF THIS AGREEMENT
a.	It is the intention of the parties that by virtue of the execution of this Agreement BARFIELD hereby compromises, settles, and releases any and all claims he may have whatsoever against SHAW related to his Employment Agreement or otherwise related to his employment, save and except any rights arising under this Agreement, upon the terms and conditions contained herein, which include certain payments to BARFIELD coupled with certain obligations of BARFIELD.
b.	BARFIELD and authorized representatives of SHAW have carefully read and reviewed this Agreement, both individually and with the opportunity for counsel, and each has had the full and complete opportunity to review as much as necessary and to consult experts in the areas of finance, taxation, and other relevant areas, and all fully understand the scope and content of this Agreement and are entering into this Agreement of their own free will, volition and without duress or coercion.
3.	UNCONDITIONAL RELEASE, DISCHARGE AND SURRENDER OF ALL CLAIMS

     In consideration of the mutual covenants contained herein, BARFIELD does by these presents hereby unconditionally, without reservation and once and for all settle, compromise, release, discharge, acquit, surrender and abandon any and all claims, contentions, causes of action, rights of action, or assertions he might now have or ever may have had which are related to, arise, or may arise out of his Employment Agreement and employment with SHAW, against SHAW and all of its subsidiaries and affiliated companies and the respective successors, employees, agents, attorneys, officers, shareholders, parents, affiliated companies, subsidiaries, and directors of any of them, based upon any principle of law or equity including but not limited to claims or allegations of (a) breach of contract (b) breach of quasi contract (c) tortious interference with contractual relations (d) libel (e) defamation (f) slander (g) breach of alleged fiduciary duty or obligation (h) estoppel and/or waiver (i) wrongful termination (j) duress (k) RICO actions (l) breach of express or implied promise; (m) misrepresentation; (n) fraud; (o) retaliation; (p) violation of public policy; (q) infliction of emotional distress; (r) invasion of privacy; (s) claims under ERISA; (t) rights and claims to any and all vacation pay, bonuses, or compensation or interest other than as set forth specifically in this Agreement; (u) any claim under any state or Federal employment law, as well as any and all other arguments, claims, contentions, causes or rights of actions or assertions whatsoever. Excepted from the entirety of the foregoing are (A) BARFIELD’s rights pursuant to this Agreement; (B) all rights of Barfield with respect to claims of which he does not on the date of this Agreement have knowledge and could not, with the exercise of reasonable diligence, have obtained knowledge; (C) and all rights of Barfield to be indemnified as an officer, employee, agent or consultant of SHAW or any of its affiliates, whether such rights arise under the organizational documents of SHAW or its affiliates, by agreement (including without limitation, the indemnification provisions of the Employment Agreement or any other indemnification agreements between BARFIELD and the

Company), by statute, or otherwise (collectively, the “Indemnification Provisions”) and regardless of the source or the nature of the claim or cause of action.
4.	RELEASE AND WAIVER IN ACCORDANCE WITH 29 USC 626
a.	BARFIELD does by these presents hereby waive, release and abandon any and all claims BARFIELD may have against SHAW arising under the Age Discrimination in Employment Act of 1967 (29 USC 621 et seq.) Title VII of the Civil Rights Act of 1964 (42 USC 2000e et seq.) and any other federal or state statute.
b.	BARFIELD does hereby state that his entering into this release and waiver of these claims is voluntary and knowing.
c.	By entering into this Agreement, BARFIELD does not waive any rights or claims that may arise after the date this Agreement is executed.
d.	SHAW hereby specifically advises BARFIELD of the opportunity to consult with an attorney prior to executing this Agreement.
e.	BARFIELD is further advised that he may have 21 days within which to consider this Agreement. BARFIELD hereby acknowledges such term and voluntarily waives the period of consideration.
f.	BARFIELD is further advised that after executing this Agreement, he has seven (7) days within which to revoke this Agreement. The amounts payable hereunder will begin to BARFIELD in accordance with the terms hereof, after the seven day period, provided there has been no revocation.

g.	BARFIELD further acknowledges that other employees of SHAW have been and may also be terminated and those over the age of forty may be eligible to receive pay in exchange for execution of a similar agreement.
5.	[RESERVED]

6.	TAX CONSEQUENCES
     BARFIELD shall bear his own Federal and State tax consequences of this Agreement. BARFIELD does specifically and without reservation assume and agree to be responsible for payment of all income and other taxes imposed on BARFIELD by any state Department(s) of Revenue or the Internal Revenue Service on all or any portion of the aforementioned payments and on any or all income, payments and distributions he has received or will receive from SHAW either directly or indirectly. The parties agree that BARFIELD shall be an independent contractor of SHAW, and SHAW agrees that it will not withhold tax amounts from payments due to him and will report those payments on Form 1099 or its successor form, to the extent allowed by law.
7.	MISCELLANEOUS
a.	Nondisclosure and Noncompetition. Employee agrees that, as part of the consideration for this Agreement and as an integral part hereof, he has signed and agrees to be bound by the Nondisclosure and Noncompetition Agreement attached hereto as Exhibit A.

b.	Benefit and Binding. This Agreement shall inure to the benefit of and be binding upon the heirs, legatees, successors, and assigns, of the parties hereto, except that neither party may assign this Agreement without the prior written consent of the other party. If BARFIELD should die or become disabled, all payments and benefits of this Agreement shall nevertheless, and notwithstanding any other provision of this Agreement (such as the condition to Section 1(j)), continue following such disability or death to be payable by SHAW to him (in the case of his disability) or to his estate or legal representative (in the case of his death), despite his inability to perform his obligations hereunder due to such disability or death.

c.	Choice of Law, Arbitration. This Agreement shall be interpreted, construed and governed by the laws of the State of Louisiana. Any dispute or controversy arising under or in connection with this Agreement shall be resolved through arbitration in Baton Rouge, Louisiana in accordance with the rules of the American Arbitration Association then in effect. If the parties cannot mutually agree on an arbitrator, then the arbitration shall be conducted by a three-person arbitrator panel, with each party selecting one arbitrator and the two arbitrators selecting a third arbitrator. The findings of the arbitrator(s) shall be final and binding, and judgment may be entered thereon in any court having jurisdiction. The findings of the arbitrator(s) shall not be subject to appeal to any court, except as otherwise provided by applicable law. This provision notwithstanding, Paragraph 5(e) of the Nondisclosure and Noncompetition Agreement shall control with respect to any disputes thereunder.

d.	Severability. Should any portion of this Agreement be determined to be unenforceable, the remaining portions of this Agreement shall continue to be binding upon the Parties.

e.	Counterparts. This document may be executed in counterparts and such will not affect the validity or enforceability of this Agreement.

f.	Entire Agreement; Amendment. The parties hereto acknowledge that this Agreement supersedes any prior arrangement, offers, agreements, contracts, negotiations, promises,

contentions and statements whether written, oral or implied (in law or in fact) between them and does otherwise contain the entire agreement, understanding and contract between BARFIELD on the one hand and SHAW on the other hand with respect to its subject matter and cannot be amended, modified, supplemented, changed, terminated, altered or reformed in any manner or respect except by a subsequent written agreement executed and signed by the parties hereto.
g.	Certain Fees. The prevailing party agrees to reimburse the other party for any legal fees and expenses incurred by such party in successfully enforcing any claim against the other party under, or successfully defending any claim made against the prevailing party by the other party under this Agreement or the Nondisclosure and Noncompetition Agreement.

THOMAS A. BARFIELD, JR.

THE SHAW GROUP INC.
By:
Gary P. Graphia
Secretary and Chief Legal Officer

EXHIBIT A
THE SHAW GROUP INC.
NONDISCLOSURE AND NONCOMPETITION AGREEMENT
     This Nondisclosure and Noncompetition Agreement (“Agreement”) is made and entered into on the date indicated below between The Shaw Group Inc. and any and all its affiliated companies, as set forth in Exhibit A, (collectively “the Company”) and T. A. Barfield, Jr. (“Consultant”).
     Consultant and Company agree as follows:
AGREEMENT
     Section 1. Confidentiality. Consultant will not, during Consultant’s term or any period thereafter, directly or indirectly, disclose or make available to any person, firm, corporation, association or other entity, or use any “Confidential Information” for any reason or purpose whatsoever, except as necessary in the course or performing Consultant’s duties under this the Agreement of even date between Consultant and Company (the “Consulting Agreement”)or unless otherwise required by court order, subpoena, or other government or legal process. For purposes of this section “ Confidential Information” shall mean information disclosed to Consultant or known by Consultant as a consequence of or through Consultant’s relationship with the Company, about the Company’s customers, employees, contractors, business methods, public relations methods, organization, pricing information, plans, strategies, proposed bids, proposals, product information, procedures or finances, including, without limitation, information of or relating to customers and customer lists. Confidential Information shall not include any information that (i) was publicly known or was otherwise not confidential at the time of disclosure to Consultant; (ii) becomes publicly known or available or otherwise non-confidential thereafter other than by any means in violation of this Agreement or any other duty owed to the Company by Consultant, or by any person or entity provided that with respect to any person or entity Consultant has actual knowledge of such duty and the confidentiality of such information; or (iii) is disclosed to Consultant by a third party or otherwise becomes known to him other than through his relationship with the Company. Upon termination of Consultant’s Consulting Agreement with the Company, regardless of the reason, all Confidential Information in Consultant’s possession, including copies, duplicates, and electronic files, shall be returned to the Company and shall not be retained by Consultant or furnished to any third party, unless then required by law to be retained or furnished, and except that Consultant may keep, sealed, one archival copy that may be unsealed and used by Consultant solely to defend against any claims that he breached any duty owed to the Company.

     Section 2. Company Property. Except as provided in the Consulting Agreement, all personal property and equipment furnished by the Company to or prepared by Consultant in the course of or incident to Consultant’s services as such belong to the Company and shall be promptly returned to the Company upon termination of Consultant’s services as such or at such other time as the Company may request, except for an archival copy of the type noted above. Personal property includes, without limitation, all books, manuals, records, reports, notes, contracts, lists, and other documents, electronic files, and all other proprietary information relating to the business of the Company. Following termination of Consulting Agreement, Consultant will not retain any written or other tangible material containing any proprietary information of the Company, except for the archival copies noted above.
     Section 3. Non-Solicitation. At all times during the term of the Consulting Agreement, Consultant will not, directly or indirectly (except through general advertising in any media), either on Consultant’s own account or jointly with or as a manager, agent, officer, employee, consultant, independent contractor, partner, joint venturer, owner, financier, shareholder, or otherwise on behalf of any other person, firm, or corporation, offer employment to, solicit, or attempt to solicit away from the Company any of their officers or employees or offer employment to any person who, at the time of such solicitation or offer, is or was an officer or employee of the Company.
     Section 4. Covenant Not to Compete. As a condition of and in consideration of the terms of the Consulting Agreement, Consultant acknowledges and agrees to the following:
     Consultant acknowledges that he was intimately involved in the management of the Company, its expansion, and its acquisition or creation of the affiliated companies, as set forth in Exhibit A. Consultant acknowledges and agrees that the business of the Company is providing engineering, construction, procurement, maintenance, environmental and infrastructure services1, and pipe fabrication services, as more fully set forth on the Company’s Form 10-K dated October 31, 2006 incorporated herein by reference.

[1]	Environmental and Infrastructure services include the delivery of environmental restoration, regulatory compliance, facilities management, emergency response, and design and construction services, environmental consulting, engineering and construction services to private-sector and state and local government customers. These environmental services include complete life cycle management, construction management, Operation and Maintenance (O&M) services, and environmental services including emergency response and high hazard and toxic waste cleanups and on-site remedial activities site selection, permitting, design, build, operation, decontamination, demolition, remediation and redevelopment, identification of contaminants in soil, air and water and the subsequent design and execution of remedial solutions, project and facilities management and other related services for non-environmental construction, watershed restoration, emergency response services and outsourcing of privatization markets. These Infrastructure services include program management, operations and maintenance solutions to support and enhance domestic and global land, water and air transportation systems, and commercial port and marine facilities.

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     Based on Consultant’s previous high level in management of the Company and based on the knowledge, information, and experience that the Consultant gained as an employee and will gain through his consulting position with the Company and Consultant’s ability to build a competing company engaging in some or all of the services provided by the Company, Consultant acknowledges that the scope of this Agreement should be broad, both geographically and in the scope of conduct prohibited.
     Consultant acknowledges that the Company now conducts business and provides services throughout the United States to federal agencies, federally-owned facilities or federally-controlled political subdivisions, state and local governments and political subdivisions, and domestic and non-domestic commercial customers. Consultant acknowledges that as of the date of this Agreement, the Company delivers services through a network of over 180 locations, including approximately 22 international locations and approximately 22 fabrication and manufacturing facilities. Consultant acknowledges and agrees that at the time of signing this agreement, the Company conducts business in the geographic territory (the “Restricted Area”) set forth in Exhibit B.
     Consultant agrees that at all times during the term of his Consulting Agreement with the Company, Consultant shall not, directly or indirectly, whether personally or through agents, associates, or co-workers, whether individually or in connection with any corporation, partnership, or other business entity, and whether as an employee, owner, partner, financier, joint venturer, shareholder, officer, manager, agent, independent contractor, consultant, or otherwise, (except as a passive owner of an equity interest not exceeding 1%) establish, carry on, or engage in a business similar to that of the Company, in the Restricted Area, as defined in Exhibit B, attached. This prohibition includes, without limitation, that Consultant will not perform the following in the Restricted Area:
     (a) Solicit or provide, directly or indirectly, engineering, construction, procurement, maintenance, environmental services, and pipe fabrication services, or any of these, to any persons or entities who are or were customers of the Company or any of its affiliates at any time prior to Consultant’s separation from employment;
     (b) Establish, own (except as a passive owner of an equity interest not exceeding 1%), become employed with, consult on business matters with, or participate in any way in a business engaged in engineering, construction, procurement maintenance, environmental services, and pipe fabrication services, or any of these, except to the extent that the Company or any of its affiliates do not provide the same type of services as such business provides, and further provided this prohibition shall not operate to prohibit Consultant from working for such competing businesses in a segment in which the Company does not operate.
     (c) Provide consulting services for, invest in (except as the passive owner of an equity interest not exceeding 1%), become employed by, or otherwise become associated from a business perspective with competitors of the Company or any of its affiliates, including but not

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limited to Jacobs Engineering Group Inc., Fluor Corporation, URS Corporation, Halliburton, Turner Industries Group, L.L.C., Bechtel Group, Inc., Washington Group International, Inc., KBR, Ch2M Hill, Foster Wheeler, Black & Veatch and Chicago Bridge and Iron, or any of their respective subsidiaries, affiliates, or successors, in pursuit of work from federal, state, local, or private sources, and further provided this prohibition shall not operate to prohibit Consultant from working for such competing businesses in a segment in which the Company does not operate.
This prohibition does not prohibit Consultant from engaging in a business solely within an area or areas not contained in the Restricted Area, so long as that business does not provide in the Restricted Area the same or similar services or conduct the same or similar business as the Company or its affiliates.
     Consultant acknowledges that the business of the Company is extremely competitive in nature, that the remedy at law for any breach of this covenant will be inadequate, and that in the event of a breach the Company shall be entitled to injunctive relief and specific performance, as well as any and all other remedies at law or in equity to which the Company is entitled. Consultant acknowledges that the provisions contained in this Section are a reasonable and necessary protection of the legitimate interests of the Company and that any violation of these provisions would cause substantial injury to the Company.
     Section 5. Miscellaneous Provisions.
     (a) Employment Rights. This Agreement shall not be deemed to confer upon Consultant any right to employment or to continue in the employ of the Company for any period or at Consultant’s present or any other rate of compensation.
     (b) Amendment. This Agreement may only be amended or modified in a writing executed by both the Company and Consultant. No oral waivers or extensions shall be binding on the parties.
     (c) Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term of condition for the future or as to any other act other than that specifically waived.
     (d) Injunctive Relief and Arbitration. Consultant and the Company each acknowledge that the provisions of Sections 1, 3, and 4 are reasonable and necessary, that the damages that would be suffered as a result of a breach or threatened breach by Consultant of Sections 1, 3, and 4 may not be calculable, and that the award of a money judgment to the Company for such a breach or threatened breach thereof by Consultant would be an inadequate

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remedy. Consequently, Consultant expressly consents and agrees that the Company may, in addition to any other available remedies that the Company may be entitled in law or in equity, enforce the provisions of Sections 1, 3, and/or 4 by injunctive or other equitable relief, including a temporary and/or permanent injunction (without proving a breach thereof), to prevent unfair competition, the use and/or unauthorized disclosure of trade secrets or confidential information, and/or the unauthorized solicitation of the Company’s officers, employees, and customers. The Company shall not be obligated to post bond or other security in seeking such relief.
     (e) Arbitration. The Consultant and the Company agree that any dispute regarding the covenants herein and/or the validity of this Agreement and its addenda, if any, shall be resolved through arbitration. Given the recitals set forth in Section 4 above, the Consultant and the Company hereby expressly acknowledge that Consultant’s position in the Company, and the Company’s business, have a substantial impact on interstate commerce; and further, that Consultant’s development and involvement with the Company, and the Company’s business, have a national and international territorial scope commercially. Thus, any arbitration-related matter or arbitration proceeding of a dispute regarding the covenants herein and/or the validity of this Agreement and its addenda, shall be governed, heard and decided under the provisions and the authority of the Federal Arbitration Act, 9 U.S.C.A. § 1 et seq., and shall be submitted for arbitration to the office of the American Arbitration Association in New Orleans, Louisiana on demand of either party.
     Such arbitration proceedings shall be conducted in New Orleans, Louisiana and shall be conducted in accordance with the then-current Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association. Consultant acknowledges that the Company retains the right to seek injunctive relief from a judicial authority based on the nature of this Agreement and in furtherance of the terms of Section 5(d) above. Each party shall have the right to be represented by counsel or other designated representatives. Discovery will be permitted. The arbitrator shall have the right to award or include in his or her award any relief that he or she deems proper under the circumstances, including, without limitation, all types of relief that could be awarded by a court of law, such as money damages, (with interest on unpaid amounts from date due), specific performance, and injunctive relief. The arbitrator shall issue a written opinion explaining the reasons for his or her decision and award. The award and decision of the arbitrator shall be conclusive and binding upon both parties and judgment upon the award may be entered in any court of competent jurisdiction. The parties acknowledge and agree that any arbitration award may be enforced against either or both of them in a court of competent jurisdiction and each waives any right to contest the validity or enforceability of such award. The parties further agree to be bound by the provisions of any statute of limitations that would be otherwise applicable to the controversy, dispute, or claim that is the subject of any arbitration proceeding initiated hereunder. Without limiting the foregoing, the parties shall be entitled in any such arbitration proceeding to the entry of an order by a court of competent jurisdiction pursuant to an opinion of the arbitrator for specific performance of any of the requirements of this Agreement. This provision shall survive and continue in full force and effect subsequent to and notwithstanding expiration or termination of this Agreement. The provisions of this Paragraph 5(e) will survive the termination of this Agreement for any reason. Consultant and the Company acknowledge and agree that any and all rights they may have to resolve their claims by a jury trial are hereby expressly waived. The provisions of this Paragraph 5(e) do not preclude Consultant from filing a complaint with any federal, state, or other governmental administrative agency, if applicable.

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This provision supersedes any conflicting provision contained in any Employment Agreement or other agreement between the Consultant and the Company.
     (f) Governing Law. This Agreement, and the rights and obligations of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Louisiana. This provision supersedes any conflicting provision contained in any Employment Agreement, Consulting Agreement or other agreement between the Consultant and the Company.
     (g) Assignment. This Agreement may not be assigned by Consultant, but may be assigned by the Company to any successor to substantially all of its business and will inure to the benefit and be binding upon any such successor. This Agreement shall be binding upon the parties hereto, together with their respective executors, administrators, personal representatives, and heirs, and, in the case of the Company, permitted successors and assigns.
     (h) Severability. Each provision of this Agreement is intended to be severable. If any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.
     (i) Reformation. It is the intention of the parties that if any court or arbitrator(s) shall determine that any provision of this Agreement, including the scope, duration, or geographical limit of any provision, is unenforceable, the provision in question and this Agreement shall not be invalidated but shall be deemed reformed or amended only to the extent necessary to render the provision and Agreement valid and enforceable.
     (j) Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.
     (k) Consent. Consultant acknowledges that he has reviewed the provisions of this Agreement carefully and has been given an opportunity to ask questions of the Company. He acknowledges that he has had ample opportunity to consult with an attorney of his choice (at his expense) prior to signing this Agreement and that he knowingly consents to the terms herein.
     (l) Expenses. The Prevailing party in any dispute agrees to reimburse the other Party for all fees and expenses of attorneys incurred by Prevailing party in successfully prosecuting or defending any claim made hereunder.
     (m) Advice and Consent. Consultant may submit to Company a request that Company notify him whether conduct described in such request does or would violate the provisions of this Agreement. If Company fails to respond to any such request within 30 days, the Company will be deemed to have waived any claim of violation or breach of this Agreement that is based, in whole or part, or conduct described in such request.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this       day of                     , 2007.

COMPANY:	CONSULTANT:

The Shaw Group Inc. and
its affiliates listed on Exhibit A:
Thomas A. Barfield, Jr.

By:
Title:

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EXHIBIT B
RESTRICTED AREA

ALASKA

Aleutians East	Kenai Peninsula	Sitka

Aleutians West	Ketchikan Gateway	Skagway-Hoonah-Angoon

Anchorage	Kodiak Island	Southeast Fairbanks

Bethel	Lake and Peninsula	Valdez-Cordova

Bristol Bay	Matanuska-Susitna	Wade Hampton

Denali	Nome	Wrangell-Petersburg

Dillingham	North Slope	Yakutat

Fairbanks North Star	Northwest Arctic	Yukon-Koyukuk

Haines	Prince of Wales-Outer
Ketchikan

Juneau

ALABAMA

Autauga	Butler	Clarke

Baldwin	Calhoun	Clay

Barbour	Chambers	Cleburne

Bibb	Cherokee	Coffee

Blount	Chilton	Colbert

Bullock	Choctaw	Conecuh

Coosa	Jackson	Perry

Covington	Jefferson	Pickens

Crenshaw	Lamar	Pike

Cullman	Lauderdale	Randolph

Dale	Lawrence	Russell

Dallas	Lee	St. Clair

De Kalb	Limestone	Shelby

Elmore	Lowndes	Sumter

Escambia	Macon	Talladega

Etowah	Madison	Tallapoosa

Fayette	Marengo	Tuscaloosa

Franklin	Marion	Walker

Geneva	Marshall	Washington

Greene	Mobile	Wilcox

Hale	Monroe	Winston

Henry	Montgomery

Houston	Morgan

ARIZONA

Apache	Greenlee	Pima

Cochise	La Paz	Pinal

Coconino	Maricopa	Santa Cruz

Gila	Mohave	Yavapai

Graham	Navajo	Yuma

ARKANSAS

Arkansas	Drew	Lonoke

Ashley	Faulkner	Madison

Baxter	Franklin	Marion

Benton	Fulton	Miller

Boone	Garland	Mississippi

Bradley	Grant	Monroe

Calhoun	Greene	Montgomery

Carroll	Hempstead	Nevada

Chicot	Hot Spring	Newton

Clark	Howard	Ouachita

Clay	Independence	Perry

Cleburne	Izard	Phillips

Cleveland	Jackson	Pike

Columbia	Jefferson	Poinsett

Conway	Johnson	Polk

Craighead	Lafayette	Pope

Crawford	Lawrence	Prairie

Crittenden	Lee	Pulaski

Cross	Lincoln	Randolph

Dallas	Little River	St. Francis

Desha	Logan	Saline

Scott	Sharp	Washington

Searcy	Stone	White

Sebastian	Union	Woodruff

Sevier	Van Buren	Yell

CALIFORNIA

Alameda	Lassen	San Benito

Alpine	Los Angeles	San Bernardino

Amador	Madera	San Diego

Butte	Marin	San Francisco

Calaveras	Mariposa	San Joaquin

Colusa	Mendocino	San Luis Obispo

Contra Costa	Merced	San Mateo

Del Norte	Modoc	Santa Barbara

El Dorado	Mono	Santa Clara

Fresno	Monterey	Santa Cruz

Glenn	Napa	Shasta

Humboldt	Nevada	Sierra

Imperial	Orange	Siskiyou

Inyo	Placer	Solano

Kern	Plumas	Sonoma

Kings	Riverside	Stanislaus

Lake	Sacramento	Sutter

Tehama	Tuolumne	Yuba

Trinity	Ventura

Tulare	Yolo

COLORADO

Adams	Eagle	Logan

Alamosa	Elbert	Mesa

Arapahoe	El Paso	Mineral

Archuleta	Fremont	Moffat

Baca	Garfield	Montezuma

Bent	Gilpin	Montrose

Boulder	Grand	Morgan

Broomfield	Gunnison	Otero

Chaffee	Hinsdale	Ouray

Cheyenne	Huerfano	Park

Clear Creek	Jackson	Phillips

Conejos	Jefferson	Pitkin

Costilla	Kiowa	Prowers

Crowley	Kit Carson	Pueblo

Custer	Lake	Rio Blanco

Delta	La Plata	Rio Grande

Denver	Larimer	Routt

Dolores	Las Animas	Saguache

Douglas	Lincoln	San Juan

San Miguel	Teller	Yuma

Sedgwick	Washington

Summit	Weld

CONNECTICUT

Fairfield	Middlesex	Tolland

Hartford	New Haven	Windham

Litchfield	New London

DISTRICT OF COLUMBIA

District of Columbia

DELAWARE

Kent	New Castle	Sussex

FLORIDA

Alachua	Baker	Bay

Bradford	Hernando	Orange

Brevard	Highlands	Osceola

Broward	Hillsborough	Palm Beach

Calhoun	Holmes	Pasco

Charlotte	Indian River	Pinellas

Citrus	Jackson	Polk

Clay	Jefferson	Putnam

Collier	Lafayette	St. Johns

Columbia	Lake	St. Lucie

De Soto	Lee	Santa Rosa

Dixie	Leon	Sarasota

Duval	Levy	Seminole

Escambia	Liberty	Sumter

Flagler	Madison	Suwannee

Franklin	Manatee	Taylor

Gadsden	Marion	Union

Gilchrist	Martin	Volusia

Glades	Miami-Dade	Wakulla

Gulf	Monroe	Walton

Hamilton	Nassau	Washington

Hardee	Okaloosa

Hendry	Okeechobee

GEORGIA

Appling	Chatham	Early

Atkinson	Chattahoochee	Echols

Bacon	Chattooga	Effingham

Baker	Cherokee	Elbert

Baldwin	Clarke	Emanuel

Banks	Clay	Evans

Barrow	Clayton	Fannin

Bartow	Clinch	Fayette

Ben Hill	Cobb	Floyd

Berrien	Coffee	Forsyth

Bibb	Colquitt	Franklin

Bleckley	Columbia	Fulton

Brantley	Cook	Gilmer

Brooks	Coweta	Glascock

Bryan	Crawford	Glynn

Bulloch	Crisp	Gordon

Burke	Dade	Grady

Butts	Dawson	Greene

Calhoun	Decatur	Gwinnett

Camden	De Kalb	Habersham

Candler	Dodge	Hall

Carroll	Dooly	Hancock

Catoosa	Dougherty	Haralson

Charlton	Douglas	Harris

Hart	Marion	Schley

Heard	Meriwether	Screven

Henry	Miller	Seminole

Houston	Mitchell	Spalding

Irwin	Monroe	Stephens

Jackson	Montgomery	Stewart

Jasper	Morgan	Sumter

Jeff Davis	Murray	Talbot

Jefferson	Muscogee	Taliaferro

Jenkins	Newton	Tattnall

Johnson	Oconee	Taylor

Jones	Oglethorpe	Telfair

Lamar	Paulding	Terrell

Lanier	Peach	Thomas

Laurens	Pickens	Tift

Lee	Pierce	Toombs

Liberty	Pike	Towns

Lincoln	Polk	Treutlen

Long	Pulaski	Troup

Lowndes	Putnam	Turner

Lumpkin	Quitman	Twiggs

McDuffie	Rabun	Union

McIntosh	Randolph	Upson

Macon	Richmond	Walker

Madison	Rockdale	Walton

Ware	Webster	Wilcox

Warren	Wheeler	Wilkes

Washington	White	Wilkinson

Wayne	Whitfield	Worth

HAWAII

Hawaii	Kalawao	Maui

Honolulu	Kauai

IOWA

Adair	Butler	Clinton

Adams	Calhoun	Crawford

Allamakee	Carroll	Dallas

Appanoose	Cass	Davis

Audubon	Cedar	Decatur

Benton	Cerro Gordo	Delaware

Black Hawk	Cherokee	Des Moines

Boone	Chickasaw	Dickinson

Bremer	Clarke	Dubuque

Buchanan	Clay	Emmet

Buena Vista	Clayton	Fayette

Floyd	Lee	Pottawattamie

Franklin	Linn	Poweshiek

Fremont	Louisa	Ringgold

Greene	Lucas	Sac

Grundy	Lyon	Scott

Guthrie	Madison	Shelby

Hamilton	Mahaska	Sioux

Hancock	Marion	Story

Hardin	Marshall	Tama

Harrison	Mills	Taylor

Henry	Mitchell	Union

Howard	Monona	Van Buren

Humboldt	Monroe	Wapello

Ida	Montgomery	Warren

Iowa	Muscatine	Washington

Jackson	O’Brien	Wayne

Jasper	Osceola	Webster

Jefferson	Page	Winnebago

Johnson	Palo Alto	Winneshiek

Jones	Plymouth	Woodbury

Keokuk	Pocahontas	Worth

Kossuth	Polk	Wright

IDAHO

Ada	Cassia	Lewis

Adams	Clark	Lincoln

Bannock	Clearwater	Madison

Bear Lake	Custer	Minidoka

Benewah	Elmore	Nez Perce

Bingham	Franklin	Oneida

Blaine	Fremont	Owyhee

Boise	Gem	Payette

Bonner	Gooding	Power

Bonneville	Idaho	Shoshone

Boundary	Jefferson	Teton

Butte	Jerome	Twin Falls

Camas	Kootenai	Valley

Canyon	Latah	Washington

Caribou	Lemhi

ILLINOIS

Adams	Bureau	Christian

Alexander	Calhoun	Clark

Bond	Carroll	Clay

Boone	Cass	Clinton

Brown	Champaign	Coles

Cook	Jefferson	Mercer

Crawford	Jersey	Monroe

Cumberland	Jo Daviess	Montgomery

DeKalb	Johnson	Morgan

De Witt	Kane	Moultrie

Douglas	Kankakee	Ogle

DuPage	Kendall	Peoria

Edgar	Knox	Perry

Edwards	Lake	Piatt

Effingham	La Salle	Pike

Fayette	Lawrence	Pope

Ford	Lee	Pulaski

Franklin	Livingston	Putnam

Fulton	Logan	Randolph

Gallatin	McDonough	Richland

Greene	McHenry	Rock Island

Grundy	McLean	St. Clair

Hamilton	Macon	Saline

Hancock	Macoupin	Sangamon

Hardin	Madison	Schuyler

Henderson	Marion	Scott

Henry	Marshall	Shelby

Iroquois	Mason	Stark

Jackson	Massac	Stephenson

Jasper	Menard	Tazewell

Union	Washington	Will

Vermilion	Wayne	Williamson

Wabash	White	Winnebago

Warren	Whiteside	Woodford

INDIANA

Adams	Delaware	Huntington

Allen	Dubois	Jackson

Bartholomew	Elkhart	Jasper

Benton	Fayette	Jay

Blackford	Floyd	Jefferson

Boone	Fountain	Jennings

Brown	Franklin	Johnson

Carroll	Fulton	Knox

Cass	Gibson	Kosciusko

Clark	Grant	Lagrange

Clay	Greene	Lake

Clinton	Hamilton	La Porte

Crawford	Hancock	Lawrence

Daviess	Harrison	Madison

Dearborn	Hendricks	Marion

Decatur	Henry	Marshall

De Kalb	Howard	Martin

Miami	Pulaski	Tipton

Monroe	Putnam	Union

Montgomery	Randolph	Vanderburgh

Morgan	Ripley	Vermillion

Newton	Rush	Vigo

Noble	St. Joseph	Wabash

Ohio	Scott	Warren

Orange	Shelby	Warrick

Owen	Spencer	Washington

Parke	Starke	Wayne

Perry	Steuben	Wells

Pike	Sullivan	White

Porter	Switzerland	Whitley

Posey	Tippecanoe

KANSAS

Allen	Butler	Cloud

Anderson	Chase	Coffey

Atchison	Chautauqua	Comanche

Barber	Cherokee	Cowley

Barton	Cheyenne	Crawford

Bourbon	Clark	Decatur

Brown	Clay	Dickinson

Doniphan	Kearny	Ottawa

Douglas	Kingman	Pawnee

Edwards	Kiowa	Phillips

Elk	Labette	Pottawatomie

Ellis	Lane	Pratt

Ellsworth	Leavenworth	Rawlins

Finney	Lincoln	Reno

Ford	Linn	Republic

Franklin	Logan	Rice

Geary	Lyon	Riley

Gove	McPherson	Rooks

Graham	Marion	Rush

Grant	Marshall	Russell

Gray	Meade	Saline

Greeley	Miami	Scott

Greenwood	Mitchell	Sedgwick

Hamilton	Montgomery	Seward

Harper	Morris	Shawnee

Harvey	Morton	Sheridan

Haskell	Nemaha	Sherman

Hodgeman	Neosho	Smith

Jackson	Ness	Stafford

Jefferson	Norton	Stanton

Jewell	Osage	Stevens

Johnson	Osborne	Sumner

Thomas	Wallace	Wilson

Trego	Washington	Woodson

Wabaunsee	Wichita	Wyandotte

KENTUCKY

Adair	Campbell	Franklin

Allen	Carlisle	Fulton

Anderson	Carroll	Gallatin

Ballard	Carter	Garrard

Barren	Casey	Grant

Bath	Christian	Graves

Bell	Clark	Grayson

Boone	Clay	Green

Bourbon	Clinton	Greenup

Boyd	Crittenden	Hancock

Boyle	Cumberland	Hardin

Bracken	Daviess	Harlan

Breathitt	Edmonson	Harrison

Breckinridge	Elliott	Hart

Bullitt	Estill	Henderson

Butler	Fayette	Henry

Caldwell	Fleming	Hickman

Calloway	Floyd	Hopkins

Jackson	Magoffin	Powell

Jefferson	Marion	Pulaski

Jessamine	Marshall	Robertson

Johnson	Martin	Rockcastle

Kenton	Mason	Rowan

Knott	Meade	Russell

Knox	Menifee	Scott

Larue	Mercer	Shelby

Laurel	Metcalfe	Simpson

Lawrence	Monroe	Spencer

Lee	Montgomery	Taylor

Leslie	Morgan	Todd

Letcher	Muhlenberg	Trigg

Lewis	Nelson	Trimble

Lincoln	Nicholas	Union

Livingston	Ohio	Warren

Logan	Oldham	Washington

Lyon	Owen	Wayne

McCracken	Owsley	Webster

McCreary	Pendleton	Whitley

McLean	Perry	Wolfe

Madison	Pike	Woodford

LOUISIANA

Acadia	Iberia	St. Charles

Allen	Iberville	St. Helena

Ascension	Jackson	St. James

Assumption	Jefferson	St. John the Baptist

Avoyelles	Jefferson Davis	St. Landry

Beauregard	Lafayette	St. Martin

Bienville	Lafourche	St. Mary

Bossier	La Salle	St. Tammany

Caddo	Lincoln	Tangipahoa

Calcasieu	Livingston	Tensas

Caldwell	Madison	Terrebonne

Cameron	Morehouse	Union

Catahoula	Natchitoches	Vermilion

Claiborne	Orleans	Vernon

Concordia	Ouachita	Washington

De Soto	Plaquemines	Webster

East Baton Rouge	Pointe Coupee	West Baton Rouge

East Carroll	Rapides	West Carroll

East Feliciana	Red River	West Feliciana

Evangeline	Richland	Winn

Franklin	Sabine

Grant	St. Bernard

MASSACHUSETTS

Barnstable	Franklin	Norfolk

Berkshire	Hampden	Plymouth

Bristol	Hampshire	Suffolk

Dukes	Middlesex	Worcester

Essex	Nantucket

MARYLAND

Allegany	Dorchester	Queen Anne’s

Anne Arundel	Frederick	St. Mary’s

Baltimore	Garrett	Somerset

Calvert	Harford	Talbot

Caroline	Howard	Washington

Carroll	Kent	Wicomico

Cecil	Montgomery	Worcester

Charles	Prince George’s	Baltimore City

MAINE

Androscoggin	Cumberland	Hancock

Aroostook	Franklin	Kennebec

Knox	Piscataquis	Washington

Lincoln	Sagadahoc	York

Oxford	Somerset

Penobscot	Waldo

MICHIGAN

Alcona	Clare	Iosco

Alger	Clinton	Iron

Allegan	Crawford	Isabella

Alpena	Delta	Jackson

Antrim	Dickinson	Kalamazoo

Arenac	Eaton	Kalkaska

Baraga	Emmet	Kent

Barry	Genesee	Keweenaw

Bay	Gladwin	Lake

Benzie	Gogebic	Lapeer

Berrien	Grand Traverse	Leelanau

Branch	Gratiot	Lenawee

Calhoun	Hillsdale	Livingston

Cass	Houghton	Luce

Charlevoix	Huron	Mackinac

Cheboygan	Ingham	Macomb

Chippewa	Ionia	Manistee

Marquette	Oakland	St. Clair

Mason	Oceana	St. Joseph

Mecosta	Ogemaw	Sanilac

Menominee	Ontonagon	Schoolcraft

Midland	Osceola	Shiawassee

Missaukee	Oscoda	Tuscola

Monroe	Otsego	Van Buren

Montcalm	Ottawa	Washtenaw

Montmorency	Presque Isle	Wayne

Muskegon	Roscommon	Wexford

Newaygo	Saginaw

MINNESOTA

Aitkin	Cass	Douglas

Anoka	Chippewa	Faribault

Becker	Chisago	Fillmore

Beltrami	Clay	Freeborn

Benton	Clearwater	Goodhue

Big Stone	Cook	Grant

Blue Earth	Cottonwood	Hennepin

Brown	Crow Wing	Houston

Carlton	Dakota	Hubbard

Carver	Dodge	Isanti

Itasca	Mower	St. Louis

Jackson	Murray	Scott

Kanabec	Nicollet	Sherburne

Kandiyohi	Nobles	Sibley

Kittson	Norman	Stearns

Koochiching	Olmsted	Steele

Lac qui Parle	Otter Tail	Stevens

Lake	Pennington	Swift

Lake of the Woods	Pine	Todd

Le Sueur	Pipestone	Traverse

Lincoln	Polk	Wabasha

Lyon	Pope	Wadena

McLeod	Ramsey	Waseca

Mahnomen	Red Lake	Washington

Marshall	Redwood	Watonwan

Martin	Renville	Wilkin

Meeker	Rice	Winona

Mille Lacs	Rock	Wright

Morrison	Roseau	Yellow Medicine

MISSOURI

Adair	Atchison	Barry

Andrew	Audrain	Barton

Bates	De Kalb	Lincoln

Benton	Dent	Linn

Bollinger	Douglas	Livingston

Boone	Dunklin	McDonald

Buchanan	Franklin	Macon

Butler	Gasconade	Madison

Caldwell	Gentry	Maries

Callaway	Greene	Marion

Camden	Grundy	Mercer

Cape Girardeau	Harrison	Miller

Carroll	Henry	Mississippi

Carter	Hickory	Moniteau

Cass	Holt	Monroe

Cedar	Howard	Montgomery

Chariton	Howell	Morgan

Christian	Iron	New Madrid

Clark	Jackson	Newton

Clay	Jasper	Nodaway

Clinton	Jefferson	Oregon

Cole	Johnson	Osage

Cooper	Knox	Ozark

Crawford	Laclede	Pemiscot

Dade	Lafayette	Perry

Dallas	Lawrence	Pettis

Daviess	Lewis	Phelps

Pike	Ste. Genevieve	Taney

Platte	St. Francois	Texas

Polk	St. Louis	Vernon

Pulaski	Saline	Warren

Putnam	Schuyler	Washington

Ralls	Scotland	Wayne

Randolph	Scott	Webster

Ray	Shannon	Worth

Reynolds	Shelby	Wright

Ripley	Stoddard	St. Louis City

St. Charles	Stone

St. Clair	Sullivan

MISSISSIPPI

Adams	Choctaw	Franklin

Alcorn	Claiborne	George

Amite	Clarke	Greene

Attala	Clay	Grenada

Benton	Coahoma	Hancock

Bolivar	Copiah	Harrison

Calhoun	Covington	Hinds

Carroll	DeSoto	Holmes

Chickasaw	Forrest	Humphreys

Issaquena	Marshall	Stone

Itawamba	Monroe	Sunflower

Jackson	Montgomery	Tallahatchie

Jasper	Neshoba	Tate

Jefferson	Newton	Tippah

Jefferson Davis	Noxubee	Tishomingo

Jones	Oktibbeha	Tunica

Kemper	Panola	Union

Lafayette	Pearl River	Walthall

Lamar	Perry	Warren

Lauderdale	Pike	Washington

Lawrence	Pontotoc	Wayne

Leake	Prentiss	Webster

Lee	Quitman	Wilkinson

Leflore	Rankin	Winston

Lincoln	Scott	Yalobusha

Lowndes	Sharkey	Yazoo

Madison	Simpson

Marion	Smith

MONTANA

Beaverhead	Blaine	Carbon

Big Horn	Broadwater	Carter

Cascade	Lake	Ravalli

Chouteau	Lewis and Clark	Richland

Custer	Liberty	Roosevelt

Daniels	Lincoln	Rosebud

Dawson	McCone	Sanders

Deer Lodge	Madison	Sheridan

Fallon	Meagher	Silver Bow

Fergus	Mineral	Stillwater

Flathead	Missoula	Sweet Grass

Gallatin	Musselshell	Teton

Garfield	Park	Toole

Glacier	Petroleum	Treasure

Golden Valley	Phillips	Valley

Granite	Pondera	Wheatland

Hill	Powder River	Wibaux

Jefferson	Powell	Yellowstone

Judith Basin	Prairie	Yellowstone National Park

NORTH CAROLINA

Alamance	Ashe	Bladen

Alexander	Avery	Brunswick

Alleghany	Beaufort	Buncombe

Anson	Bertie	Burke

Cabarrus	Graham	Moore

Caldwell	Granville	Nash

Camden	Greene	New Hanover

Carteret	Guilford	Northampton

Caswell	Halifax	Onslow

Catawba	Harnett	Orange

Chatham	Haywood	Pamlico

Cherokee	Henderson	Pasquotank

Chowan	Hertford	Pender

Clay	Hoke	Perquimans

Cleveland	Hyde	Person

Columbus	Iredell	Pitt

Craven	Jackson	Polk

Cumberland	Johnston	Randolph

Currituck	Jones	Richmond

Dare	Lee	Robeson

Davidson	Lenoir	Rockingham

Davie	Lincoln	Rowan

Duplin	McDowell	Rutherford

Durham	Macon	Sampson

Edgecombe	Madison	Scotland

Forsyth	Martin	Stanly

Franklin	Mecklenburg	Stokes

Gaston	Mitchell	Surry

Gates	Montgomery	Swain

Transylvania	Warren	Wilson

Tyrrell	Washington	Yadkin

Union	Watauga	Yancey

Vance	Wayne

Wake	Wilkes

NORTH DAKOTA

Adams	Golden Valley	Oliver

Barnes	Grand Forks	Pembina

Benson	Grant	Pierce

Billings	Griggs	Ramsey

Bottineau	Hettinger	Ransom

Bowman	Kidder	Renville

Burke	La Moure	Richland

Burleigh	Logan	Rolette

Cass	McHenry	Sargent

Cavalier	McIntosh	Sheridan

Dickey	McKenzie	Sioux

Divide	McLean	Slope

Dunn	Mercer	Stark

Eddy	Morton	Steele

Emmons	Mountrail	Stutsman

Foster	Nelson	Towner

Traill	Ward	Williams

Walsh	Wells

NEBRASKA

Adams	Cuming	Greeley

Antelope	Custer	Hall

Arthur	Dakota	Hamilton

Banner	Dawes	Harlan

Blaine	Dawson	Hayes

Boone	Deuel	Hitchcock

Box Butte	Dixon	Holt

Boyd	Dodge	Hooker

Brown	Douglas	Howard

Buffalo	Dundy	Jefferson

Burt	Fillmore	Johnson

Butler	Franklin	Kearney

Cass	Frontier	Keith

Cedar	Furnas	Keya Paha

Chase	Gage	Kimball

Cherry	Garden	Knox

Cheyenne	Garfield	Lancaster

Clay	Gosper	Lincoln

Colfax	Grant	Logan

Loup	Pierce	Sherman

McPherson	Platte	Sioux

Madison	Polk	Stanton

Merrick	Red Willow	Thayer

Morrill	Richardson	Thomas

Nance	Rock	Thurston

Nemaha	Saline	Valley

Nuckolls	Sarpy	Washington

Otoe	Saunders	Wayne

Pawnee	Scotts Bluff	Webster

Perkins	Seward	Wheeler

Phelps	Sheridan	York

NEW HAMPSHIRE

Belknap	Grafton	Strafford

Carroll	Hillsborough	Sullivan

Cheshire	Merrimack

Coos	Rockingham

NEW JERSEY

Atlantic	Bergen	Burlington

Camden	Hunterdon	Passaic

Cape May	Mercer	Salem

Cumberland	Middlesex	Somerset

Essex	Monmouth	Sussex

Gloucester	Morris	Union

Hudson	Ocean	Warren

NEW MEXICO

Bernalillo	Harding	Roosevelt

Catron	Hidalgo	Sandoval

Chaves	Lea	San Juan

Cibola	Lincoln	San Miguel

Colfax	Los Alamos	Santa Fe

Curry	Luna	Sierra

De Baca	McKinley	Socorro

Dona Ana	Mora	Taos

Eddy	Otero	Torrance

Grant	Quay	Union

Guadalupe	Rio Arriba	Valencia

NEVADA

Churchill	Humboldt	Pershing

Clark	Lander	Storey

Douglas	Lincoln	Washoe

Elko	Lyon	White Pine

Esmeralda	Mineral	Carson City

Eureka	Nye

NEW YORK

Albany	Essex	New York

Allegany	Franklin	Niagara

Bronx	Fulton	Oneida

Broome	Genesee	Onondaga

Cattaraugus	Greene	Ontario

Cayuga	Hamilton	Orange

Chautauqua	Herkimer	Orleans

Chemung	Jefferson	Oswego

Chenango	Kings	Otsego

Clinton	Lewis	Putnam

Columbia	Livingston	Queens

Cortland	Madison	Rensselaer

Delaware	Monroe	Richmond

Dutchess	Montgomery	Rockland

Erie	Nassau	St. Lawrence

Saratoga	Suffolk	Washington

Schenectady	Sullivan	Wayne

Schoharie	Tioga	Westchester

Schuyler	Tompkins	Wyoming

Seneca	Ulster	Yates

Steuben	Warren

OHIO

Adams	Columbiana	Greene

Allen	Coshocton	Guernsey

Ashland	Crawford	Hamilton

Ashtabula	Cuyahoga	Hancock

Athens	Darke	Hardin

Auglaize	Defiance	Harrison

Belmont	Delaware	Henry

Brown	Erie	Highland

Butler	Fairfield	Hocking

Carroll	Fayette	Holmes

Champaign	Franklin	Huron

Clark	Fulton	Jackson

Clermont	Gallia	Jefferson

Clinton	Geauga	Knox

Lake	Morrow	Shelby

Lawrence	Muskingum	Stark

Licking	Noble	Summit

Logan	Ottawa	Trumbull

Lorain	Paulding	Tuscarawas

Lucas	Perry	Union

Madison	Pickaway	Van Wert

Mahoning	Pike	Vinton

Marion	Portage	Warren

Medina	Preble	Washington

Meigs	Putnam	Wayne

Mercer	Richland	Williams

Miami	Ross	Wood

Monroe	Sandusky	Wyandot

Montgomery	Scioto

Morgan	Seneca

OKLAHOMA

Adair	Blaine	Cherokee

Alfalfa	Bryan	Choctaw

Atoka	Caddo	Cimarron

Beaver	Canadian	Cleveland

Beckham	Carter	Coal

Comanche	Kingfisher	Ottawa

Cotton	Kiowa	Pawnee

Craig	Latimer	Payne

Creek	Le Flore	Pittsburg

Custer	Lincoln	Pontotoc

Delaware	Logan	Pottawatomie

Dewey	Love	Pushmataha

Ellis	McClain	Roger Mills

Garfield	McCurtain	Rogers

Garvin	McIntosh	Seminole

Grady	Major	Sequoyah

Grant	Marshall	Stephens

Greer	Mayes	Texas

Harmon	Murray	Tillman

Harper	Muskogee	Tulsa

Haskell	Noble	Wagoner

Hughes	Nowata	Washington

Jackson	Okfuskee	Washita

Jefferson	Oklahoma	Woods

Johnston	Okmulgee	Woodward

Kay	Osage

OREGON

Baker	Harney	Morrow

Benton	Hood River	Multnomah

Clackamas	Jackson	Polk

Clatsop	Jefferson	Sherman

Columbia	Josephine	Tillamook

Coos	Klamath	Umatilla

Crook	Lake	Union

Curry	Lane	Wallowa

Deschutes	Lincoln	Wasco

Douglas	Linn	Washington

Gilliam	Malheur	Wheeler

Grant	Marion	Yamhill

PENNSYLVANIA

Adams	Butler	Columbia

Allegheny	Cambria	Crawford

Armstrong	Cameron	Cumberland

Beaver	Carbon	Dauphin

Bedford	Centre	Delaware

Berks	Chester	Elk

Blair	Clarion	Erie

Bradford	Clearfield	Fayette

Bucks	Clinton	Forest

Franklin	McKean	Somerset

Fulton	Mercer	Sullivan

Greene	Mifflin	Susquehanna

Huntingdon	Monroe	Tioga

Indiana	Montgomery	Union

Jefferson	Montour	Venango

Juniata	Northampton	Warren

Lackawanna	Northumberland	Washington

Lancaster	Perry	Wayne

Lawrence	Philadelphia	Westmoreland

Lebanon	Pike	Wyoming

Lehigh	Potter	York

Luzerne	Schuylkill

Lycoming	Snyder

RHODE ISLAND

Bristol	Newport	Washington

Kent	Providence

SOUTH CAROLINA

Abbeville	Aiken	Allendale

Anderson	Edgefield	Marion

Bamberg	Fairfield	Marlboro

Barnwell	Florence	Newberry

Beaufort	Georgetown	Oconee

Berkeley	Greenville	Orangeburg

Calhoun	Greenwood	Pickens

Charleston	Hampton	Richland

Cherokee	Horry	Saluda

Chester	Jasper	Spartanburg

Chesterfield	Kershaw	Sumter

Clarendon	Lancaster	Union

Colleton	Laurens	Williamsburg

Darlington	Lee	York

Dillon	Lexington

Dorchester	McCormick

SOUTH DAKOTA

Aurora	Brule	Clay

Beadle	Buffalo	Codington

Bennett	Butte	Corson

Bon Homme	Campbell	Custer

Brookings	Charles Mix	Davison

Brown	Clark	Day

Deuel	Jackson	Pennington

Dewey	Jerauld	Perkins

Douglas	Jones	Potter

Edmunds	Kingsbury	Roberts

Fall River	Lake	Sanborn

Faulk	Lawrence	Shannon

Grant	Lincoln	Spink

Gregory	Lyman	Stanley

Haakon	McCook	Sully

Hamlin	McPherson	Todd

Hand	Marshall	Tripp

Hanson	Meade	Turner

Harding	Mellette	Union

Hughes	Miner	Walworth

Hutchinson	Minnehaha	Yankton

Hyde	Moody	Ziebach

TENNESSEE

Anderson	Bradley	Cheatham

Bedford	Campbell	Chester

Benton	Cannon	Claiborne

Bledsoe	Carroll	Clay

Blount	Carter	Cocke

Coffee	Hickman	Obion

Crockett	Houston	Overton

Cumberland	Humphreys	Perry

Davidson	Jackson	Pickett

Decatur	Jefferson	Polk

DeKalb	Johnson	Putnam

Dickson	Knox	Rhea

Dyer	Lake	Roane

Fayette	Lauderdale	Robertson

Fentress	Lawrence	Rutherford

Franklin	Lewis	Scott

Gibson	Lincoln	Sequatchie

Giles	Loudon	Sevier

Grainger	McMinn	Shelby

Greene	McNairy	Smith

Grundy	Macon	Stewart

Hamblen	Madison	Sullivan

Hamilton	Marion	Sumner

Hancock	Marshall	Tipton

Hardeman	Maury	Trousdale

Hardin	Meigs	Unicoi

Hawkins	Monroe	Union

Haywood	Montgomery	Van Buren

Henderson	Moore	Warren

Henry	Morgan	Washington

Wayne	White	Wilson

Weakley	Williamson

TEXAS

Anderson	Brazoria	Clay

Andrews	Brazos	Cochran

Angelina	Brewster	Coke

Aransas	Briscoe	Coleman

Archer	Brooks	Collin

Armstrong	Brown	Collingsworth

Atascosa	Burleson	Colorado

Austin	Burnet	Comal

Bailey	Caldwell	Comanche

Bandera	Calhoun	Concho

Bastrop	Callahan	Cooke

Baylor	Cameron	Coryell

Bee	Camp	Cottle

Bell	Carson	Crane

Bexar	Cass	Crockett

Blanco	Castro	Crosby

Borden	Chambers	Culberson

Bosque	Cherokee	Dallam

Bowie	Childress	Dallas

Dawson	Gaines	Hidalgo

Deaf Smith	Galveston	Hill

Delta	Garza	Hockley

Denton	Gillespie	Hood

De Witt	Glasscock	Hopkins

Dickens	Goliad	Houston

Dimmit	Gonzales	Howard

Donley	Gray	Hudspeth

Duval	Grayson	Hunt

Eastland	Gregg	Hutchinson

Ector	Grimes	Irion

Edwards	Guadalupe	Jack

Ellis	Hale	Jackson

El Paso	Hall	Jasper

Erath	Hamilton	Jeff Davis

Falls	Hansford	Jefferson

Fannin	Hardeman	Jim Hogg

Fayette	Hardin	Jim Wells

Fisher	Harris	Johnson

Floyd	Harrison	Jones

Foard	Hartley	Karnes

Fort Bend	Haskell	Kaufman

Franklin	Hays	Kendall

Freestone	Hemphill	Kenedy

Frio	Henderson	Kent

Kerr	Marion	Panola

Kimble	Martin	Parker

King	Mason	Parmer

Kinney	Matagorda	Pecos

Kleberg	Maverick	Polk

Knox	Medina	Potter

Lamar	Menard	Presidio

Lamb	Midland	Rains

Lampasas	Milam	Randall

La Salle	Mills	Reagan

Lavaca	Mitchell	Real

Lee	Montague	Red River

Leon	Montgomery	Reeves

Liberty	Moore	Refugio

Limestone	Morris	Roberts

Lipscomb	Motley	Robertson

Live Oak	Nacogdoches	Rockwall

Llano	Navarro	Runnels

Loving	Newton	Rusk

Lubbock	Nolan	Sabine

Lynn	Nueces	San Augustine

McCulloch	Ochiltree	San Jacinto

McLennan	Oldham	San Patricio

McMullen	Orange	San Saba

Madison	Palo Pinto	Schleicher

Scurry	Throckmorton	Webb

Shackelford	Titus	Wharton

Shelby	Tom Green	Wheeler

Sherman	Travis	Wichita

Smith	Trinity	Wilbarger

Somervell	Tyler	Willacy

Starr	Upshur	Williamson

Stephens	Upton	Wilson

Sterling	Uvalde	Winkler

Stonewall	Val Verde	Wise

Sutton	Van Zandt	Wood

Swisher	Victoria	Yoakum

Tarrant	Walker	Young

Taylor	Waller	Zapata

Terrell	Ward	Zavala

Terry	Washington

UTAH

Beaver	Davis	Iron

Box Elder	Duchesne	Juab

Cache	Emery	Kane

Carbon	Garfield	Millard

Daggett	Grand	Morgan

Piute	Sevier	Wasatch

Rich	Summit	Washington

Salt Lake	Tooele	Wayne

San Juan	Uintah	Weber

Sanpete	Utah

VERMONT

Addison	Franklin	Rutland

Bennington	Grand Isle	Washington

Caledonia	Lamoille	Windham

Chittenden	Orange	Windsor

Essex	Orleans

VIRGINIA

Accomack	Bedford	Charles City

Albemarle	Bland	Charlotte

Alleghany	Botetourt	Chesterfield

Amelia	Brunswick	Clarke

Amherst	Buchanan	Craig

Appomattox	Buckingham	Culpeper

Arlington	Campbell	Cumberland

Augusta	Caroline	Dickenson

Bath	Carroll	Dinwiddie

Essex	Lancaster	Pulaski

Fairfax	Lee	Rappahannock

Fauquier	Loudoun	Richmond

Floyd	Louisa	Roanoke

Fluvanna	Lunenburg	Rockbridge

Franklin	Madison	Rockingham

Frederick	Mathews	Russell

Giles	Mecklenburg	Scott

Gloucester	Middlesex	Shenandoah

Goochland	Montgomery	Smyth

Grayson	Nelson	Southampton

Greene	New Kent	Spotsylvania

Greensville	Northampton	Stafford

Halifax	Northumberland	Surry

Hanover	Nottoway	Sussex

Henrico	Orange	Tazewell

Henry	Page	Warren

Highland	Patrick	Washington

Isle of Wight	Pittsylvania	Westmoreland

James City	Powhatan	Wise

King and Queen	Prince Edward	Wythe

King George	Prince George	York

King William	Prince William

Alexandria	Bedford	Bristol

Buena Vista	Hampton	Portsmouth

Charlottesville	Harrisonburg	Radford

Chesapeake	Hopewell	Richmond

Clifton Forge	Lexington	Roanoke

Colonial Heights	Lynchburg	Salem

Covington	Manassas	South Boston

Danville	Manassas Park	Staunton

Emporia	Martinsville	Suffolk

Fairfax	Newport News	Virginia Beach

Falls Church	Norfolk	Waynesboro

Franklin	Norton	Williamsburg

Fredericksburg	Petersburg	Winchester

Galax	Poquoson

WASHINGTON

Adams	Douglas	King

Asotin	Ferry	Kitsap

Benton	Franklin	Kittitas

Chelan	Garfield	Klickitat

Clallam	Grant	Lewis

Clark	Grays Harbor	Lincoln

Columbia	Island	Mason

Cowlitz	Jefferson	Okanogan

Pacific	Skamania	Wahkiakum

Pend Oreille	Snohomish	Walla Walla

Pierce	Spokane	Whatcom

San Juan	Stevens	Whitman

Skagit	Thurston	Yakima

WEST VIRGINIA

Barbour	Harrison	Morgan

Berkeley	Jackson	Nicholas

Boone	Jefferson	Ohio

Braxton	Kanawha	Pendleton

Brooke	Lewis	Pleasants

Cabell	Lincoln	Pocahontas

Calhoun	Logan	Preston

Clay	McDowell	Putnam

Doddridge	Marion	Raleigh

Fayette	Marshall	Randolph

Gilmer	Mason	Ritchie

Grant	Mercer	Roane

Greenbrier	Mineral	Summers

Hampshire	Mingo	Taylor

Hancock	Monongalia	Tucker

Hardy	Monroe	Tyler

Upshur	Wetzel	Wyoming

Wayne	Wirt

Webster	Wood

WISCONSIN

Adams	Florence	Marathon

Ashland	Fond du Lac	Marinette

Barron	Forest	Marquette

Bayfield	Grant	Menominee

Brown	Green	Milwaukee

Buffalo	Green Lake	Monroe

Burnett	Iowa	Oconto

Calumet	Iron	Oneida

Chippewa	Jackson	Outagamie

Clark	Jefferson	Ozaukee

Columbia	Juneau	Pepin

Crawford	Kenosha	Pierce

Dane	Kewaunee	Polk

Dodge	La Crosse	Portage

Door	Lafayette	Price

Douglas	Langlade	Racine

Dunn	Lincoln	Richland

Eau Claire	Manitowoc	Rock

Rusk	Taylor	Washington

St. Croix	Trempealeau	Waukesha

Sauk	Vernon	Waupaca

Sawyer	Vilas	Waushara

Shawano	Walworth	Winnebago

Sheboygan	Washburn	Wood

WYOMING

Albany	Hot Springs	Sheridan

Big Horn	Johnson	Sublette

Campbell	Laramie	Sweetwater

Carbon	Lincoln	Teton

Converse	Natrona	Uinta

Crook	Niobrara	Washakie

Fremont	Park	Weston

Goshen	Platte

EXHIBIT A
THE SHAW GROUP INC.®
GREATER THAN 50% OWNED
SUBSIDIARIES
(Updated as of October 10, 2006)
Exhibit 21.01

1.	ACL Piping, Inc.

2.	Aiton & Co Limited

3.	American Plastic Pipe and Supply, L.L.C.

4.	Arlington Avenue E Venture, LLC

5.	Associated Valve, Inc.

6.	Badger® Technologies, L.L.C.

7.	Badger® Technology Holdings, L.L.C.

8.	Benicia North Gateway II, L.L.C.

9.	B.F. Shaw, Inc.

10.	Camden Road Venture, LLC

11.	C.B.P. Engineering Corp.

12.	Chimento Wetlands, L.L.C.

13.	Coastal Estuary Services, L.L.C.

14.	Cojafex B.V.

15.	Eagle Industries, Inc.

16.	EDS Equipment Company, LLC

17.	EDS Puerto Rico, Inc.

18.	EMCON/OWT, Inc.

19.	Envirogen, Inc.

20.	Field Services Canada Inc.

21.	Field Services, Inc.

22.	GBB International, LLC

23.	GBB Maintenance Company, Inc.

24.	Gottlieb, Barnett & Bridges, LLC

25.	Great Southwest Parkway Venture, LLC

26.	Gulf Coast Equipment Rental, Inc.

27.	HL Newhall II, L.L.C.

28.	Holdings Manufactures Shaw South America, C.A.

29.	Hydro Power Solutions LLC

30.	Integrated Site Solutions, L.L.C.

31.	International Consultants, L.L.C. (f/k/a SWINC Acquisition Five, L.L.C.)

32.	IT Holdings Canada, Inc.

33.	Jernee Mill Road, L.L.C.

34.	Kato Road II, L.L.C.

35.	KIP I, L.L.C.

36.	LandBank Baker, L.L.C.

37.	LandBank Properties, L.L.C.

38.	LFG Specialties, L.L.C.

39.	Lone Star Fabricators, Inc.

40.	Manufactures Shaw South America, C.A.

41.	Millstone River Wetland Services, L.L.C.

42.	MWR, Inc.

43.	Norwood Venture I, L.L.C.

44.	Nuclear Energy Holdings, L.L.C.

45.	Nuclear Technology Solutions, L.L.C.

46.	Otay Mesa Ventures II, L.L.C.

47.	Pacific Support Group LLC

48.	Pike Properties I, Inc. (Formerly, SAON Properties, Inc.)

49.	Pike Properties II, Inc. (Formerly, Secorp, Inc.)

50.	Pipework Engineering and Developments Limited

51.	Plattsburg Venture, L.L.C.

52.	Power Technologies Asia-Pacific Sdn. Bhd.

53.	Prospect Industries (Holdings), Inc.

54.	PT Stone & Webster Indonesia

55.	Raritan Venture I, L.L.C.

56.	S C Woods, L.L.C.

57.	SELS Administrative Services, L.L.C.

58.	Shaw-ABMB, L.L.C.

59.	Shaw A/DE, Inc.

60.	Shaw Aiton Australia Pty Limited

61.	Shaw Alaska, Inc.

62.	Shaw Alloy Piping Products, Inc.

63.	Shaw Americas, L.L.C.

64.	Shaw Beale Housing, L.L.C.

65.	Shaw Beneco, Inc.

66.	Shaw California, L.L.C.

67.	Shaw Capital, Inc.

68.	Shaw Capital (Nevada), Inc.

69.	Shaw CENTCOM Services, L.L.C.

70.	Shaw CMS, Inc.

71.	Shaw Coastal, Inc.

72.	Shaw Connex, Inc.

73.	Shaw Constructors, Inc.

74.	Shaw Dunn Limited

75.	Shaw E & I International Ltd.

76.	Shaw E & I Investment Holdings, Inc.

77.	Shaw Energy Delivery Services, Inc.

78.	Shaw Energy Services, Inc.

79.	Shaw Environmental, Inc.

80.	Shaw Environmental International, Inc.

81.	Shaw Environmental & Infrastructure, Inc.

82.	Shaw Environmental & Infrastructure Massachusetts, Inc.

83.	Shaw Environmental Liability Solutions, L.L.C.

84.	Shaw Europe, Inc. (f/k/a Shaw E & I Russia, Inc.)

85.	Shaw Export Company, S. de R. L. de C.V.

86.	Shaw Fabricators, Inc.

87.	Shaw Facilities, Inc.

88.	Shaw Field Services, Inc.

89.	Shaw Fronek Company (FCI), Inc.

90.	Shaw Fronek Power Services, Inc.

91.	Shaw Ft. Leonard Wood Housing, L.L.C.

92.	Shaw Global, L.L.C.

93.	Shaw Global Energy Services, Inc.

94.	Shaw Group Australia Pty Limited

95.	Shaw Group UK Holdings

96.	Shaw Group UK International Services Ltd.

97.	Shaw Group UK Limited

98.	Shaw GRP of California

99.	Shaw Hanscom Housing, L.L.C.

100.	Shaw Heat Treating Service, C.A.

101.	Shaw Home Louisiana, Inc.

102.	Shaw Industrial Supply Co., Inc.

103.	Shaw Infrastructure, Inc.

104.	Shaw Intellectual Property Holdings, Inc.

105.	Shaw International, Inc.

106.	Shaw International, Ltd. (Formerly, Shaw Caribbean (Cayman), Ltd.)

107.	Shaw International Management Services One, Inc.

108.	Shaw International Management Services Two, Inc.

109.	Shaw JV Holdings, L.L.C.

110.	Shaw Lancas, C.A.

111.	Shaw Liquid Solutions LLC

112.	Shaw Little Rock Housing, L.L.C.

113.	Shaw Maintenance, Inc.

114.	Shaw Managed Services, Inc.

115.	Shaw Management Services One, Inc.

116.	Shaw Manufacturing and Services, Inc.

117.	Shaw Manpower, S. de R.L. de C.V.

118.	Shaw Mexican Holdings, S. de R.L. de C.V.

119.	Shaw Mexico, L.L.C.

120.	Shaw Morgan City Terminal, Inc.

121.	Shaw NAPTech, Inc.

122.	Shaw Northeast Housing, L.L.C.

123.	Shaw Northwest Housing, L.L.C.

124.	Shaw Nuclear Energy Holdings (UK), Inc.

125.	Shaw Nuclear Energy Holdings (US), Inc.

126.	Shaw Overseas (Far East) Ltd.

127.	Shaw Overseas (Middle East) Ltd.

128.	Shaw Pipe Shields, Inc.

129.	Shaw Pipe Supports, Inc.

130.	Shaw Power Delivery Systems, Inc.

131.	Shaw Power Services Group, L.L.C.

132.	Shaw Power Services, Inc.

133.	Shaw Power Technologies, Inc.™ (formerly Power Technologies, Inc.®)

134.	Shaw Power Technologies International Limited™

135.	Shaw Process and Industrial Group, Inc.

136.	Shaw Process Fabricators, Inc.

137.	Shaw Project Services Group, Inc.

138.	Shaw Property Holdings, Inc.

139.	Shaw Remediation Services, L.L.C.

140.	Shaw-Robotic Environmental Services, L.L.C.

141.	Shaw Services, L.L.C.

142.	Shaw SSS Fabricators, Inc.

143.	Shaw Stone & Webster Arabia Co., Ltd.

144.	Shaw Stone & Webster Puerto Rico, Inc.

145.	Shaw Sunland Fabricators, Inc.

146.	Shaw Trading FSC, Ltd.

147.	Shaw Transmission & Distribution Services, Inc. (formerly, Shaw Management Services Six, Inc.)

148.	Shaw Tulsa Fabricators, Inc. (f/k/a Shaw Word Industries Fabricators, Inc.)

149.	Shaw Waste Solutions, LLC

150.	So-Glen Gas Co., LLC

151.	Stone & Webster Asia, Inc.

152.	Stone & Webster Canada Holding One (N.S.), ULC

153.	Stone & Webster Canada Holding Two, Inc.

154.	Stone & Webster Canada L.P.

155.	Stone & Webster Construction, Inc.

156.	Stone & Webster Construction Services, L.L.C.

157.	Stone & Webster Consultants Limited

158.	Stone & Webster Engineering Projects Private Limited

159.	Stone & Webster Engineering Services Sdn. Bdh.

160.	Stone & Webster Holding One, Inc.

161.	Stone & Webster Holding Two, Inc.

162.	Stone & Webster, Inc.

163.	Stone & Webster Insaat ve Muhendislik Limited Sirketi

164.	Stone & Webster International B .V.

165.	Stone & Webster International, Inc.

166.	Stone & Webster International Holdings, Inc.

167.	Stone & Webster — JSC Management Consultants, Inc.

168.	Stone & Webster Limited

169.	Stone & Webster Management Consultants, Inc.

170.	Stone & Webster Massachusetts, Inc.

171.	Stone & Webster Michigan, Inc.

172.	Stone & Webster Purchasing, Inc.

173.	Stone & Webster Process Technologies B.V.

174.	Stone & Webster Process Technology, Inc.

175.	Stone & Webster Services, L.L.C.

176.	Sugar Acquisition (NVDIP), Inc.

177.	The LandBank Group, Inc.

178.	The Shaw Group Inc. Political Action Committee, Inc.

179.	The Shaw Group International Inc.

180.	The Shaw Group UK Pension Plan Limited

181.	The Shaw Group UK 1997 Pension Scheme Limited

182.	The Shaw Group UK 2001 Pension Plan Limited

183.	Whessoe Piping Systems Limited

184.	Whippany Venture I, L.L.C.

185.	Worldwide Industrial Constructors, Inc.